Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)
Registration Statement (Form S-8 No. 333-87465) pertaining to the Crawford & Company U.K. Sharesave Scheme,
(2)
Registration Statement (Form S-8 No. 333-125557) pertaining to the Crawford & Company Executive Stock Bonus Plan,
(3)
Registration Statement (Form S-8 No. 333-140310) pertaining to the Crawford & Company U.K. Sharesave Scheme,
(4)
Registration Statement (Form S-3/A No. 333-142569) pertaining to the registration of Crawford & Company common stock,
(5)
Registration Statement (Form S-8 No. 333-157896) pertaining to the Crawford & Company 2007 Non-Employee Director Stock Option Plan,
(6)
Registration Statement (Form S-8 No. 333-161278) pertaining to the Crawford & Company International Employee Stock Purchase Plan,
(7)
Registration Statement (Form S-8 No. 333-161279) pertaining to the Crawford & Company Non-Employee Director Stock Plan,
(8)
Registration Statement (Form S-8 No. 333-161280) pertaining to the Crawford & Company Executive Stock Bonus Plan,
(9)
Registration Statement (Form S-8 No. 333-190373) pertaining to the Crawford & Company U.K. Sharesave Scheme,
(10)
Registration Statement (Form S-8 No. 333-199915) pertaining to the Crawford & Company Executive Stock Bonus Plan,
(11)
Registration Statement (Form S-8 No. 333-213010) pertaining to the Crawford & Company 2016 Omnibus Stock and Incentive Plan and the Crawford & Company 2016 Employee Stock Purchase Plan,
(12)
Registration Statement (Form S-8 No. 333-228178) pertaining to the Crawford & Company U.K. Sharesave Scheme, as Amended, and
(13)
Registration Statement (Form S-8 No. 333-240324) pertaining to the 2019 Crawford & Company U.K. Sharesave Scheme;

of our reports dated March 14, 2022, with respect to the consolidated financial statements of Crawford & Company and the effectiveness of internal control over financial reporting of Crawford & Company included in this Annual Report (Form 10-K) of Crawford & Company for the year ended December 31, 2021.

/s/ Ernst & Young LLP

Atlanta, Georgia

March 14, 2022